EXHIBIT 99.1

Raymond James 26th Annual Institutional Investors Conference March 9, 2005 NASDAQ: AFFM

Forward-Looking Statements Certain information included in this presentation and other statements or materials published or to be published by the Company are not historical facts but are forward-looking statements relating to such matters as assumed future results of the Company's business, financial condition, liquidity, results of operations, plans and objectives. In connection with the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, the Company provides the following cautionary remarks regarding important factors which, among others, could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements. The risks and uncertainties that may affect the operations, performance, results of the Company's business, and the other matters referred to above include, but are not limited to: 1) general volatility of the non-standard personal automobile and reinsurance markets; 2) claims experience; 3) severe weather conditions; 4) changes in business strategy; 5) availability, terms and deployment of capital; 6) the degree and nature of competitor product and pricing activity; 7) changes in the non-standard personal automobile insurance industry, interest rates or the general economy; 8) identification and integration of potential acquisitions; and 9) the loss of one or more members of the Company's management team.

Overview of Affirmative Insurance Focused provider of personal non-standard automobile insurance Target 11 states representing 50% of overall market Two insurance companies licensed in 32 states with $139.3 million of policyholders surplus Differentiated and advantaged approach to marketing Five established retail brands with 181 stores in six states 42 franchise locations Approximately 2,500 independent agencies through our underwriting agencies Approximately 1,800 independent agencies through four ongoing unaffiliated underwriting agencies

$34.1 billion non-standard personal auto insurance market Strong industry fundamentals Highly fragmented market with Affirmative market share less than 1.3% Attractive Industry Dynamics 1995 2003 East 104.2 155 1995 2003 East 0.162 0.22 Growth in Personal Auto Lines Non-Standard as a % of Personal Auto Lines Substantial Opportunity for Growth (in billions)

The Typical Non-Standard Customer Lack of prior insurance Limited financial resources Need for flexible payment plans Purchase minimum coverage Young drivers Bad drivers However, 70% of Our Customers Have Clean Driving Records

Implications for Non-Standard Insurers Requirements for Success Customer Characteristics Higher loss costs More fraudulent claims Higher frequency of payments and policy changes Higher churn, shorter duration Higher premium per exposure More rigorous claims processes and fraud detection More efficient processes and procedures Higher transaction fees

Experienced Management Team Senior Vice President - Claims Thomas Mangold 25 Sean McPadden Executive Vice President - Underwriting 18 Katherine Nolan Executive Vice President - Administration 15 Timothy Bienek Executive Vice President - Chief Financial Officer 22 George Daly Senior Vice President - Retail 19 Wilson Wheeler 25 Name Position Years Insurance Experience Chairman - Chief Executive Officer

Return on Equity Focused Culture Fundamental focus of business model and operating strategies Permeates all levels of the organization Incentive compensation plans tied to bottom line results Target return on equity in the mid-teens Return on average equity 15.3% for full year 2004

Flexible Operating Model Operate as an integrated unit to capture: Fee income Commissions Underwriting profits Investment Income Operate with third-parties on an unbundled basis to: Maximize penetration Leverage developed infrastructure / capabilities Capture incremental fee income Maximizes Sales and Profitability Throughout Market Cycles Unaffiliated Unaffiliated Owned Underwriting Agencies 4300 Independent Agencies 181 Retail Agencies Our Underwriting Agencies Our Insurance Companies Underwriting Agencies Insurance Companies

Unaffiliated Owned Underwriting Agencies Our Insurance Companies Underwriting Agencies Insurance Companies Market Sensitive Strategy When the market is "hard" Seek to capture a larger share of the Total Controlled Premium when the underwriting margins are most attractive Unaffiliated 181 Retail Agencies Our Underwriting Agencies 4300 Independent Agencies

Unaffiliated Unaffiliated Owned Underwriting Agencies Our Insurance Companies Market Sensitive Strategy When the market is "soft" Will reduce our share of the Total Controlled Premium in favor of increased commission and fee revenues from third parties Underwriting Agencies Insurance Companies 181 Retail Agencies Our Underwriting Agencies 4300 Independent Agencies

Our Retail Stores Independent Agencies Through Our Underwriting Agencies Independent Agencies Through Unaffiliated Underwriting Agencies East 121.5 177.6 108.2 Multiple Distribution Channels $407.3 million in Total Controlled Premium for full year 2004 29.8% 43.6% 26.6%

Targeted Geographic Focus 11 States Represent Over 50% of Overall Market Solely through unaffiliated underwriting agencies Solely through independent agencies Through our retail stores and independent agencies

Broad Reach in Targeted Markets Geographically diverse in leading, growing non-standard markets Gross Written Premium, 12 months ended December 31, 2004 TX 28.3% IL 21.0% CA 17.7% FL 8.9% IN 6.5% AL 5.2% SC 4.2% UT 3.0% NM 2.6% MO 1.8% GA 0.7%

Strong Retail Branding 181 stores in six states Operate under five well-established retail brands Illinois Indiana Missouri Texas South Carolina Missouri Florida

Strong Retail Branding Strong Retail Branding Strong Retail Branding Strong Retail Branding Strong Retail Branding

Our Growth Strategy Continue to grow organically through: Increasing sales through our existing retail stores Opening new retail stores Franchising retail operations Developing and increasing our independent agency relationships Expanding and establishing relationships with unaffiliated insurance companies and underwriting agencies Making selective acquisitions

2004 Highlights & Recent Events A breakout year for Affirmative Raised significant capital and contributed proceeds to insurance company surplus Initial public offering and separation from Vesta in July Trust preferred securities offering in December $139.3 million surplus in insurance companies as of December 31, 2004 Grew total controlled premium 5.6% Grew total revenue 19.0% and net income 32.3% from 2003 pro forma results Achieved return on equity of 15.3% 13.1% debt to total capitalization at year end Acquired two retail stores and opened seven more in Texas, acquired assets of 24 retail stores and franchise operation with 42 franchise locations in Florida In January 2005, acquired assets of 12 retail stores in Texas in two separate transactions

Historical Results of Operations Total Revenues 2001 2002 2003 2004 East -2.45 13.715 19.057 24.4 Net Income 2001 2002 2003 2004 Actual 8.4 85.4 104 288.7 (in millions) (in millions)

Short tailed line of business Ultimate results develop quickly Several layers of actuarial review Internal, opining independent actuary, reinsurers and annual certification by auditors Track record of earning profit sharing commissions from reinsurers $6.8 million in 2003 and $12.4 million in 2004 Have not yet recognized profit sharing commissions from 2004 treaty years Loss and Loss Adjustment Reserves

Key Operating Metrics 2003 2004 Loss Ratio 0.592 0.558 Expense Ratio 0.362 0.367 Insurance Segment Combined Ratio Expense Ratio Loss Ratio 95.2% Agency Segment Pretax Operating Margin 2002 2003 2004 Agency Segment 0.093 0.143 0.158 Pro Forma 93.6%

Potential for Significant Income Recapture 2004 Net Premiums Written 215.3 Total Controlled Premiums 192 Our Net Premiums Written (in millions) Opportunity for Recapture of Underwriting Income In 2005 expect to capture approximately 90% of Total Controlled Premium 2003 Net Premiums Written 179.6 Total Controlled Premiums 206.1 Total Controlled Premium Pro Forma $407.3 $385.7 52.9% 46.6%

High Quality Investment Portfolio Conservative investment philosophy Average duration of 3.8 years Average quality AA+ US Treasury MBS/ABS Municipal Corporate 5.33 18.99 110.92 24.42 $159.7 million Investment Portfolio at December 31, 2004

Capitalization Actual 12/31/04 Notes payable Total shareholders' equity Total capitalization (GAAP, in millions) $ 30.9 205.3 $ 236.2 *Note: at 2.8 premium to surplus ratio, net written premium would be approximately $390 million (Statutory, in millions) Statutory surplus $ 139.3* Debt to total capitalization ratio = 13.1% Actual 12/31/04

Investment Highlights Attractive industry dynamics Return on equity focused culture Flexible operating model with multiple distribution channels Strong retail branding Metrics-driven, best practices operations Acquisitions add to growth potential